UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2005

CENTERPOINT ENERGY HOUSTON
ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121505 (Commission File Number)	59-3790472 (IRS Employer Identification No.)

1111 Louisiana, Suite 4655B Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 207-5222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     In connection with the issuance and sale of $1.851 billion aggregate principal amount of Senior Secured Transition Bonds, Series A (the “Bonds”) of CenterPoint Energy Transition Bond Company II, LLC (the “Company”), the Company and its sole member, CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”) are entering into the agreements described below on December 16, 2005. The descriptions of these agreements are qualified in their entirety by reference to the agreements themselves, which are filed as exhibits to this report and incorporated in this Item 1.01 by reference.
Transition Property Sale Agreement
     This agreement provides for the purchase by the Company of all of CenterPoint Houston’s rights and interests under a financing order issued by the Public Utility Commission of Texas, including the right to impose, collect and receive, through transition charges payable by retail electric customers within CenterPoint Houston’s service territory, certain costs of CenterPoint Houston authorized in the financing order and to recover transition charges in amounts and at times sufficient to pay principal and interest when due and to make other deposits in connection with the Bonds. CenterPoint Houston as seller agrees to indemnify the Company and the trustee of the Bonds, on behalf of the Bondholders, for certain tax matters and for breaches of its representations, warranties and covenants in this agreement.
Transition Property Servicing Agreement
     This agreement provides that CenterPoint Houston, as servicer, will manage, service, administer and make collections in respect of the transition property. The servicer’s duties include calculating and billing transition charges, obtaining meter reads, collecting the transition charges, remitting the transition charges to the trustee for the Bonds and petitioning the Public Utility Commission of Texas for adjustments to the transition charges as necessary. CenterPoint Houston’s annual servicing fee will be 0.05% of the aggregate initial principal amount of the Bonds. CenterPoint Houston as servicer agrees to indemnify the Company and the trustee of the Bonds, for itself and on behalf of the Bondholders, for the servicer’s willful misconduct, bad faith or negligence in the performance of, or reckless disregard of, its duties and for breaches of its representations, warranties and covenants in this agreement.
Administration Agreement
     Under this agreement, CenterPoint Houston will provide administrative services to the Company, and the Company will pay CenterPoint Houston a fixed fee for performing these services, plus all reimbursable expenses.
Item 8.01 Other Events.

     In connection with the closing of the issuance of the Bonds, the Company and CenterPoint Houston are filing with this report certain agreements and instruments listed under Item 9.01 below.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     Exhibits 10.1, 10.2 and 10.3 are filed by the Company and CenterPoint Houston; the remaining exhibits are filed separately by the Company.

1.1	Underwriting Agreement dated December 9, 2005
3.1	Amended and Restated Certificate of Formation of the Company
3.2	Amended and Restated Limited Liability Company Agreement of the Company
4.1	Indenture dated as of December 16, 2005
4.2	Form of Bond (included in Exhibit 4.1)
4.3	First Supplemental Indenture relating to the Bonds dated as of December 16, 2005
5.1	Opinion of Baker Botts L.L.P. relating to legality of the Bonds
10.1	Transition Property Sale Agreement dated as of December 16, 2005
10.2	Transition Property Servicing Agreement dated as of December 16, 2005
10.3	Administration Agreement dated as of December 16, 2005
99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 16, 2005

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

By:	/s/ Marc Kilbride

Marc Kilbride Vice President and Treasurer
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 16, 2005

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC

By:	/s/ Marc Kilbride

Marc Kilbride
Manager

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
1.1	Underwriting Agreement dated December 9, 2005
3.1	Amended and Restated Certificate of Formation of the Company
3.2	Amended and Restated Limited Liability Company Agreement of the Company
4.1	Indenture dated as of December 16, 2005
4.2	Form of Bond (included in Exhibit 4.1)
4.3	First Supplemental Indenture relating to the Bonds dated as of December 16, 2005
5.1	Opinion of Baker Botts L.L.P. relating to legality of the Bonds
10.1	Transition Property Sale Agreement dated as of December 16, 2005
10.2	Transition Property Servicing Agreement dated as of December 16, 2005
10.3	Administration Agreement dated as of December 16, 2005
99.1	Opinion of Baker Botts L.L.P. relating to constitutionality of certain matters